                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 March 6, 2002
                           --------------------------
                        (Date of earliest event reported)


                            ATRIX LABORATORIES, INC.
                      -------------------------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                       0-18231                       84-1043826
----------------------------      ---------------------      ---------------------------------
(State or Other Jurisdiction      (Commission File No.)      (IRS Employer Identification No.)
      of Incorporation)

                2579 Midpoint Drive, Fort Collins, Colorado 80525
                -------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (970) 482-5868
              ---------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events.

            The Registrant is filing this Report to amend Exhibits 10.1, 10.2 and 10.3 for which confidential treatment is being sought, and which exhibits were originally filed in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2001 as filed with the Securities and Exchange Commission on October 30, 2001.

Item 7.  Exhibits.

         10.01* Eighth Amendment to Agreement by and between Atrix Laboratories, Inc. and Block Drug Corporation, dated as of August 24, 2001.

         10.02* License Agreement by and between Atrix Laboratories, Inc. and CollaGenex Pharmaceuticals, Inc., dated as of August 24, 2001.

         10.03* Stock Purchase Agreement by and between Atrix Laboratories, Inc. and CollaGenex Pharmaceuticals, Inc., dated as of August 24, 2001.

---------------------

*Confidential treatment has been requested for a portion of these exhibits.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ATRIX LABORATORIES, INC.


                                                  By:   /s/ Brian G. Richmond
                                                        ------------------------
                                                        Brian G. Richmond
                                                        Chief Financial Officer

Date:  March 6, 2002

                                  EXHIBIT INDEX

        Exhibit   Description
        -------   -----------
         10.01*   Eighth Amendment to Agreement by and between Atrix
                  Laboratories, Inc. and Block Drug Corporation, dated as of
                  August 24, 2001.

         10.02*   License Agreement by and between Atrix Laboratories, Inc. and
                  CollaGenex Pharmaceuticals, Inc., dated as of August 24, 2001.

         10.03*   Stock Purchase Agreement by and between Atrix Laboratories,
                  Inc. and CollaGenex Pharmaceuticals, Inc., dated as of August
                  24, 2001.

------------------
*    Confidential treatment has been requested for a portion of these exhibits.